UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 10, 2005
                Date of Report (Date of earliest event reported)

                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)

        Mississippi                  0-3683                       64-0471500
     (State or other              (Commission                   (IRS Employer
jurisdiction of incorporation)    File Number)               Identification No.)

248 East Capitol Street, Jackson, Mississippi                        39201
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS


Item 1.01  Entry into a Material Definitive Agreement

Item 1.02  Termination of a Material Definitive Agreement

Item 9.01  Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Item 1.01 Entry into a Material Definitive Agreement

Adoption of 2005 Stock and Incentive Compensation Plan

On May 10, 2005, the shareholders of Trustmark Corporation ("Trustmark"), upon the recommendation of Trustmark's Board of Directors, approved the Trustmark Corporation 2005 Stock and Incentive Compensation Plan (the "2005 Plan"), which was adopted by the Board of Directors on March 8, 2005 and April 19, 2005, and replaces the Trustmark Corporation 1997 Long Term Incentive Plan (the "1997 Plan"). The 2005 Plan became effective May 10, 2005, and subject to earlier termination by the Board of Directors, terminates on May 9, 2015.

The 2005 Plan allows Trustmark to make grants of non-qualified stock options, incentive stock options, stock appreciation rights (SARs), restricted stock, restricted stock units and performance units (awards) to key associates and directors. The purpose of these awards is to promote a greater identity of interest between key associates and directors and Trustmark's shareholders by increasing the key associates' and directors' proprietary interests in Trustmark.

The 2005 Plan is administered by the Human Resources Committee of Trustmark's Board of Directors (the "Human Resources Committee"), which consists only of non-employee directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), and "outside directors," as defined by Section 162(m) under the Internal Revenue Code (the "Code"). Subject to the terms of the 2005 Plan, the Committee has the power to determine the key associates and directors to whom awards are made, the nature and extent of any such awards, the terms and conditions upon which awards may be made, exercised and modified, and to make all other determinations and take all other actions necessary or advisable for the administration of the 2005 Plan. Repricing of options, however, is not permitted under the 2005 Plan.

The maximum number of shares of Trustmark's common stock available for issuance under the 2005 Plan is the sum of (1) 6,000,000 common shares plus (2) the number of outstanding options under the 1997 Plan, which expire or are otherwise terminated or forfeited after May 10, 2005. The number of outstanding options under the 1997 Plan on May 11, 2005 was 1,806,768, making the maximum number of shares issuable under the 2005 Plan (assuming 100% of outstanding options under the 1997 Plan are forfeited) 7,806,768. The 2005 Plan does not limit the number of shares that may be issued for any particular type of award, except that in any calendar year no individual may receive awards of stock options or SARs with respect to more than 90,000 common shares, awards of restricted stock or restricted stock units with respect to more than 50,000 common shares or awards of performance units providing for the cash payment of more than $1,000,000. The maximum number of shares available for issuance under the 2005 Plan is subject to adjustment upon the occurrence of any stock dividend or other distribution, stock split, merger, consolidation, combination, share repurchase or exchange or other similar transaction or event. Trustmark has filed a registration statement on Form S-8 to register up to 6,090,301 shares for issuance under the 2005 Plan.

Awards granted under the 2005 Plan may or may not qualify as "performance-based compensation" under Section 162(m) of the Code. In approving the 2005 Plan, shareholders also approved the performance goals which may be used and the maximum benefit which may be paid to any associate for purposes of Section 162(m) of the Code. The performance goals for Section 162(m) performance-based compensation with respect to the 2005 Plan will be determined by the Human Resources Committee, may be equal to, less than or more than one year and may not be the same for all participants, may relate to performance of a subsidiary, division, strategic business unit or line of business or may be based on the performance of Trustmark generally.

A more detailed summary of the material features of the 2005 Plan is set forth in Trustmark's proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 8, 2005. The summary in the proxy statement and the description of the 2005 Plan contained herein are qualified in their entirety by reference to the full text of the 2005 Plan, which was attached as Exhibit 10-a to Trustmark's Form 10-Q for the quarter ended March 31, 2005.

Awards of Performance-Based Restricted Stock

Also on May 10, 2005, following shareholder approval of the 2005 Plan, the Human Resources Committee approved grants of performance-based restricted stock under the 2005 Plan to the following named executive officers:

   Named Executive Officers      Number of Restricted Shares
   ------------------------      ---------------------------
   Richard G. Hickson                     17,423

   Gerard R. Host                          8,902

These performance-based awards are in the form of shares of Trustmark common stock ("Restricted Shares") which are restricted and held by Trustmark contingent on meeting certain performance goals over the eleven calendar quarters beginning April 1, 2005 and ending December 31, 2007 (the "Performance Period"). These performance-based awards are intended to qualify as "performance-based compensation" within the meaning of Internal Revenue Code
Section 162(m).

The performance-based awards are based on performance goals set by the Human Resources Committee based on levels of Trustmark's return on average equity
("ROAE") and total shareholder return ("TSR") over the Performance Period compared to ROAE and TSR for a group of publicly-traded peer financial institutions selected by the Human Resources Committee (the "Peer Group"). "ROAE" means the cumulative net earnings after taxes for the calendar quarters in each calendar year in the relevant period of time divided by average shareholder's equity (defined as the difference between the total assets and total liabilities, averaged for the calendar quarters in each calendar year in the specified period). "TSR" means the return a holder of common stock earns over the relevant period of time, expressed as a percentage and including changes in market value of, and deemed reinvested dividends or other distributions with respect to, the stock and converted to an annual rate by dividing the calculated percentage for the specified period by the number of years and partial years (expressed in quarters) in the specified period. The specified period normally is the Performance Period. However, the specified period will be reduced in the case of the officer's death, disability (as defined), termination by Trustmark without cause (as defined), voluntary termination by the officer for good reason (as defined) or the occurrence of a change in control (as defined) (a "Vesting Acceleration Event"). In the event of a Vesting Acceleration Event occurring during the Performance Period, the performance measurement period will be the calendar quarters in the Performance Period ending on or prior to the Vesting Acceleration Event, and the maximum Restricted Shares which may vest will be prorated based on time from the beginning of the Performance Period to the Vesting Acceleration Event.

Vesting of the Restricted Shares is based on a matrix of possible performance levels with vesting equal to the number of the Restricted Shares (prorated as described above in the event of a Vesting Acceleration Event) multiplied by the sum of the vesting percentage based on ROAE and the vesting percentage based on TSR, where the vesting percentage is determined by Trustmark's performance measured against the Peer Group. The matrix provides for a range of vesting percentages, from 0% up to and including 200%. If minimum levels of ROAE and TSR performance compared to the Peer Group are not achieved during the Performance Period, none of the Restricted Shares will vest, and the entire award will be forfeited (including any accumulated dividends on such Restricted Shares). Above these minimum levels, the vesting percentage increases based on improved performance with respect to Peer Group ROAE and TSR. The Human Resources Committee will make and certify its determination with respect to vesting of the Restricted Shares within 2 1/2 months following the end of the Performance Period or earlier vesting date.

In the event the performance-based vesting provisions result in greater than 100% vesting of the Restricted Shares other than with respect to a Vesting Acceleration Event occurring before the last day of the Performance Period, the entire Restricted Shares will be vested and the Human Resources Committee make a second grant of restricted stock ("Excess Shares") in the first 2-1/2 months of 2008 equal to the number of Restricted Shares multiplied by the vesting percentage in excess of 100%. The Excess Shares will not be vested at grant but will normally vest based on the officer's continued employment until the earlier of Trustmark's 2010 annual meeting of shareholders or May 31, 2010 (the "Excess Share Regular Vesting Date"). The Excess Shares may also vest if the officer remains employed until the occurrence of a Vesting Acceleration Event occurring on or after the end of the Performance Period and before the Excess Share Regular Vesting Date.

In each case, the Restricted Shares and any Excess Shares will be issued in the name of the officer bearing a legend indicating that the shares are subject to restrictions until the Human Resources Committee has determined if the performance-based vesting criteria and any service based vesting requirements have been met at the conclusion of the Performance Period or the Excess Share Regular Vesting Date, as applicable, subject to earlier vesting in the event of a Vesting Acceleration Event. During the period of restriction, the recipient is entitled to full voting rights with respect to the Restricted Shares and once issued in 2008, any Excess Shares. Dividends on the Restricted Shares and once issued in 2008, any Excess Shares will be withheld and accumulated by Trustmark and will vest and be paid to the officer based on the same restrictions and vesting of the Restricted Shares and Excess Shares, respectively, to which they relate. If the officer ceases employment for any other reason prior to the end of the Performance Period, the Restricted Shares (and any accumulated dividends on such Restricted Shares) are automatically forfeited. If the officer ceases employment prior to the end of the Performance Period, no Excess Shares will be granted. If the officer ceases employment for any other reason prior to the 2010 Vesting Date, the Excess Shares (and any accumulated dividends on such Excess Shares) are automatically forfeited.

A form of the award agreement to be entered into between Trustmark and Messrs. Hickson and Host, respectively, to reflect the Restricted Shares awards is attached to this current report as Exhibit 10-b and is incorporated herein by reference.

Awards of Non-Qualified Stock Options

Also on May 10, 2005, following shareholder approval of the 2005 Plan, the Human Resources Committee approved grants of non-qualified stock options under the 2005 Plan to the following non-employee directors and named executive officers of Trustmark:

   Named Executive Officers           Number of Stock Options
   ------------------------           -----------------------
   Harry M. Walker                           15,000
   Duane A. Dewey                            15,000

   Non-Associate Directors            Number of Stock Options
   -----------------------            -----------------------
   J. Kelly Allgood                           2,000
   Reuben V. Anderson                         2,000
   William C. Deviney, Jr.                    2,000
   C. Gerald Garnett                          2,000
   Matthew L. Holleman III                    2,000
   John M. McCullouch                         2,000
   Richard H. Puckett                         2,000
   Carolyn C. Shanks                          2,000
   R. Michael Summerford                      2,000
   Kenneth W. Williams                        2,000
   William G. Yates, Jr.                      2,000

Each of the non-qualified stock options was granted with an exercise price of $28.28, which was the fair market value of a share of Trustmark common stock on May 10, 2005, based on the average of the high and low sales price on May 10, 2005 as reported by the Nasdaq National Market System. Each option granted to a named executive officer or a non-employee director vests in five equal annual installments beginning on May 10, 2006, but is subject to earlier vesting in the event of a change in control of Trustmark or, in the case of an option granted to a non-employee director, the director's mandatory retirement at or after age
65. No portion of the grants may be exercised prior to May 10, 2006 or any earlier vesting due to a change in control of Trustmark or a non-employee director's mandatory retirement, and to the extent unexercised the options will expire on May 9, 2012 (seven year option term). The ability to exercise all or any portion of the grant is contingent upon continuation as an associate or director, as applicable, of Trustmark or any subsidiary until one year preceding the date of exercise or, in the case of an option granted to a named executive officer who is terminated for cause (as defined), until 30 days preceding the date for exercise.

A form of the award agreement to be entered into between Trustmark and each non-employee director grant-recipient to reflect these awards is attached to this current report as Exhibit 10-c and is incorporated herein by reference. A form of the award agreement to be entered into between Trustmark and each associate grant-recipient, including the named executive officers, to reflect these awards is attached to this current report as Exhibit 10-d and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The 2005 Plan was established to replace Trustmark's 1997 Long Term Incentive Plan (the "1997 Plan"), which had 4,746,751 shares remaining available to be granted in the form of stock option awards to key executives of Trustmark at May 10, 2005. Shareholder approval of the 2005 Plan also resulted in the termination of the 1997 Plan, effective May 10, 2005, such that no additional stock option awards will be granted under the 1997 Plan. Termination of the 1997 Plan does not affect any options outstanding under the 1997 Plan. A copy of the plan amendment terminating the 1997 Plan is attached to this current report as
Exhibit 10-e and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibits are filed as part of this Form 8-K:


Exhibit No.   Description
-----------   -----------

10-a          2005 Stock and Incentive Compensation Plan, approved May 10, 2005.
              Filed as Exhibit 10-a to Trustmark's Form 10-Q Quarterly Report for the quarter ended March 31, 2005, incorporated herein by reference.

10-b Form of Restricted Stock Agreement (under the 2005 Stock and Incentive Compensation Plan)

10-c Form of Non-Qualified Stock Option Agreement for Director (under the 2005 Stock and Incentive Compensation Plan)

10-d Form of Non-Qualified Stock Option Agreement for Associate (under the 2005 Stock and Incentive Compensation Plan)

10-e Termination Amendment to the Second Amended Trustmark Corporation 1997 Long Term Incentive Plan

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRUSTMARK CORPORATION
                                                   (Registrant)

                                              By:  /s/ Louis E. Greer
                                                   -------------------
                                                   Louis E. Greer
DATE:  May 16, 2005                                Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

10-a          2005 Stock and Incentive Compensation Plan, approved May 10, 2005.
              Filed as Exhibit 10-a to Trustmark's Form 10-Q Quarterly Report for the quarter ended March 31, 2005, incorporated herein by reference.

10-b Form of Restricted Stock Agreement (under the 2005 Stock and Incentive Compensation Plan)

10-c Form of Non-Qualified Stock Option Agreement for Director (under the 2005 Stock and Incentive Compensation Plan)

10-d Form of Non-Qualified Stock Option Agreement for Associate (under the 2005 Stock and Incentive Compensation Plan)

10-e Termination Amendment to the Second Amended Trustmark Corporation 1997 Long Term Incentive Plan